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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       APRIL 8, 2003
                                                   -----------------------------

                           PEABODY ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

            DELAWARE                        1-16463              13-4004153
--------------------------------   -------------------------  ----------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

    701 MARKET STREET, ST. LOUIS, MISSOURI                          63101
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code         (314) 342-3400
                                                    ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 8, 2003, Peabody Energy Corporation issued a press release announcing the acquisition of the remaining 18.3 percent of Black Beauty Coal Company for approximately $90 million and other contingent consideration.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

See the Exhibit Index at page 4 of this report.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PEABODY ENERGY CORPORATION

Date:  April 8, 2003                           /s/ RICHARD A. NAVARRE
                                         ---------------------------------------
                                                   Richard A. Navarre
                                              Executive Vice President and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


      Exhibit
        No.          Description of Exhibit

       99.1          Press release of Peabody Energy Corporation dated
                     April 8, 2003.








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